                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          October 9, 1997
                                                      -----------------------


                               Wave Systems Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-24752                 13-3477246
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)           Identification No.)


     480 Pleasant Street, Lee, Massachusetts                     01238
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code          (413) 243-1600
                                                      -------------------------

Item 5.        Other Events

        On October 9, 1997 Wave Systems Corp. (the "Company") issued 112,500 shares of newly created Series F Convertible Preferred Stock, par value $.01 ("Series F Convertible Preferred Stock"), at a price of $20 per share, for an aggregate of $2,250,000. The shares were sold to one (1) accredited investor pursuant to Regulation D promulgated under the Securities Act of 1933. The Series F Convertible Preferred Stock is convertible into the Class A Common Stock, par value $.01 ("Class A Common Stock"), of the Company at an effective conversion price of the lower of (a) $1.05 and (b) 80% of the average of the five (5) lowest trading prices of the Class A Common Stock during (x) a day on which the Class A Common Stock is traded on The Nasdaq National Market or The Nasdaq SmallCap Market or principal national securities exchange or market on which the Class A Common Stock has been listed, or (y) if the Class A Common Stock is not listed on The Nasdaq National Market or The Nasdaq SmallCap Market or any stock exchange or market, a day on which the Class A Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or
(z) if the Class A Common Stock is not quoted on the OTC Bulletin Board, a day on which the Class A Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) ("Trading Days"), as reported by Bloomberg Information Services, Inc. during the ten (10) Trading Days immediately preceding the Conversion Date, as defined in the Certificate of Designation of the Series F Convertible Preferred Stock attached hereto as Exhibit 3.1.

Item 7.        Financial Statements and Exhibits

Exhibit 3.1    Certificate of Designation of Series F Preferred Stock of Wave
               Systems Corp. as filed with the Delaware Secretary of State on October 9, 1997.

Exhibit 4.1    Purchase Agreement between Wave Systems Corp. and Combination
               Inc., dated as of October 9, 1997.

Exhibit 4.2    Registration Rights Agreement between Wave Systems Corp. and
               Combination Inc., dated as of October 9, 1997.

Exhibit 99.1   Press Release dated October 14, 1997.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Wave Systems Corp.




Date: October 15, 1997                      By:    /s/ Peter J. Sprague
                                               --------------------------------
                                             Name:  Peter J. Sprague
                                             Title: Chairman and Chief Executive
                                                      Officer

                                  EXHIBIT INDEX


  ITEM NO.                          DESCRIPTION
  --------                          -----------
Exhibit 3.1    Certificate of Designation of Series F Preferred Stock of Wave
               Systems Corp. as filed with the Delaware Secretary of State on
               October 9, 1997.

Exhibit 4.1    Purchase Agreement between Wave Systems Corp. and Combination
               Inc., dated as of October 9, 1997.

Exhibit 4.2    Registration Rights Agreement between Wave Systems Corp. and
               Combination Inc., dated as of October 9, 1997.

Exhibit 99.1   Press Release dated October 14, 1997.